EXHIBIT 15

LETTER RE: UNAUDITED INTERIM FINANCIAL INFORMATION

To the Board of Directors and Stockholders of The Bear Stearns Companies Inc.

We have reviewed, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the unaudited interim condensed consolidated financial information of The Bear Stearns Companies Inc. and subsidiaries for the periods ended February 28, 2007 and 2006, as indicated in our report dated April 6, 2007; because we did not perform an audit, we expressed no opinion on that information.

We are aware that our report referred to above, which is included in your Quarterly Report on Form 10-Q for the quarter ended February 28, 2007, is incorporated by reference in the following Registration Statements:

        Filed on Form S-3:

             Registration Statement No.   33-52053
             Registration Statement No.   33-52701
             Registration Statement No.   33-55673
             Registration Statement No.   33-56009
             Registration Statement No.   33-60065
             Registration Statement No.   33-63561
             Registration Statement No.  333-03685
             Registration Statement No.  333-17985
             Registration Statement No.  333-31277
             Registration Statement No.  333-42295
             Registration Statement No.  333-43565
             Registration Statement No.  333-57083
             Registration Statement No.  333-61437
             Registration Statement No.  333-66861
             Registration Statement No.  333-79417
             Registration Statement No.  333-83049
             Registration Statement No.  333-31980
             Registration Statement No.  333-49876
             Registration Statement No.  333-52902
             Registration Statement No.  333-76894
             Registration Statement No. 333-104455
             Registration Statement No. 333-109793
             Registration Statement No. 333-121744
             Registration Statement No. 333-136599
             Registration Statement No. 333-136666
             Registration Statement No. 333-138353

        Filed on Form S-8:
             Registration Statement No.   33-56103
             Registration Statement No.  333-16041
             Registration Statement No.  333-50928
             Registration Statement No.  333-57460
             Registration Statement No.  333-57661
             Registration Statement No.  333-58007
             Registration Statement No.  333-63002
             Registration Statement No.  333-66353
             Registration Statement No.  333-74200
             Registration Statement No.  333-81901
             Registration Statement No.  333-83580
             Registration Statement No.  333-86060
             Registration Statement No.  333-92357
             Registration Statement No. 333-101461
             Registration Statement No. 333-104006
             Registration Statement No. 333-106567
             Registration Statement No. 333-106631
             Registration Statement No. 333-108976
             Registration Statement No. 333-116983

We are also aware that the aforementioned report, pursuant to Rule 436(c) under the Securities Act of 1933, is not considered a part of the Registration Statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of that Act.

/s/ Deloitte & Touche LLP
New York, New York
April 6, 2007


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